UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2022

WHERE FOOD COMES FROM, INC.

(Exact Name of Registrant as Specified in its Charter)

Colorado	001-40314	43-1802805
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

202 6th Street, Suite 400
Castle Rock, Colorado	80104
(Address of Principal Executive Offices)	(Zip Code)

(303) 895-3002

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4©)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	WFCF	The NASDAQ Stock Market LLC

Item 5.07	Submission of Matters to a Vote of Shareholders

On May 19, 2022, the Company held its 2022 Annual Meeting of Stockholders. Each proposal subject to a vote at the 2022 Annual Meeting was described in detail in the Company’s 2022 Proxy Statement. With respect to each of the proposals the Company’s stockholders voted as indicated below.

1.Election of Directors	For	Withheld
● John Saunders	3,871,813	119,698
● Leann Saunders	3,964,832	26,679
● Peter C. Lapaseotes, Jr.	3,855,370	136,141
● Adam Larson	3,869,109	122,402
● Tom Heinen	3,890,445	101,066
● Graeme P. Rein	3,890,552	100,959
● Michael D. Smith	3,871,294	120,217

	For	Against	Abstain
2. To ratify the appointment of Causey, Demgen & Moore, P.C. as the independent registered public accounting firm of the Company for the year-ending December 31, 2022.	4,748,542	2,994	56,681

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHERE FOOD COMES FROM, INC. (Registrant)

	By:	/s/ Dannette Henning
Date: May 23, 2022		Dannette Henning
Chief Financial Officer